EXHIBIT 99.2


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                            ADMINISTRATION AGREEMENT

                                      among

                 AMERICAN HOME MORTGAGE INVESTMENT TRUST 2003-1,
                                    as Issuer

                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                as Administrator

                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee

                                       and

                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,
                                  as Depositor


                          Dated as of December 31, 2003





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     This Administration Agreement (the "Agreement") is entered into as of
December 31, 2003, among AMERICAN HOME LOAN MORTGAGE INVESTMENT TRUST 2003-1, a Delaware statutory trust (the "Issuer"), DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Administrator (the "Administrator"), WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee (the "Owner Trustee") and STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor (the "Depositor").

     Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture, the Trust Agreement or the Sale and Servicing Agreement (each as defined herein).

                              W I T N E S S E T H:

     WHEREAS, the Issuer is a statutory trust under the Delaware Statutory Trust Act (12 Del.C. ss. 3801 et seq.) created by a Amended and Restated Trust Agreement relating to the Trust, dated as of December 31, 2003 (the "Trust Agreement"), among the Depositor, the Owner Trustee and the Administrator;

     WHEREAS, the Issuer will issue under an indenture its American Home Loan Mortgage Investment Trust 2003-1 Mortgage-Backed Notes, Series 2003-1 (the "Notes") and, under the Trust Agreement, its Trust Certificates (the "Certificates" and collectively with the Notes, the "Securities");

     WHEREAS, the Notes will be secured by certain collateral, as more particularly set forth in the Indenture, dated as of December 31, 2003 (the "Indenture"), between the Issuer, Deutsche Bank National Trust Company, as indenture trustee (in such capacity, the "Indenture Trustee") and Wells Fargo Bank Minnesota, National Association, as securities administrator (in such capacity, the "Securities Administrator");

     WHEREAS, the Certificates will be created pursuant to the Trust Agreement and will represent the undivided beneficial ownership interest in the Trust;

     WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Securities, including (i) a Sale and Servicing Agreement, dated as of December 31, 2003 (the "Sale and Servicing Agreement"), among the Issuer, the Depositor, EMC Mortgage Corporation, as seller and company (the "Seller"), Wells Fargo Bank Minnesota, National Association, as master servicer (in such capacity the, "Master Servicer") and securities administrator and the Indenture Trustee, (ii) the Letter of Representations, dated December 30, 2003 (the "Depository Agreement"), among the Issuer, the Indenture Trustee and The Depository Trust Company relating to the Notes and (iii) the Indenture. The Sale and Servicing Agreement, the Depository Agreement, the Indenture and the Trust Agreement are collectively referred to herein as the "Related Agreements");

     WHEREAS, pursuant to the Related Agreements, the Issuer is required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and (b) the beneficial ownership interests in the Issuer represented


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by the Certificates (the registered holder of such interests being referred to herein as the "Certificateholder");

     WHEREAS, the Issuer desires to have the Administrator and the Depositor, respectively, perform certain of the duties of the Issuer referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer may from time to time request; and

     WHEREAS, the Administrator and the Depositor have the capacity to provide the respective services required hereby and are willing to perform such services for the Issuer on the terms set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1.        DUTIES OF THE ADMINISTRATOR.

     (a) The Administrator agrees to perform all of the duties of the Issuer under the Depository Agreement. In addition to its duties performed under the Depository Agreement, the Administrator shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Trust Agreement, Sale and Servicing Agreement and the Indenture (references are to sections of the Indenture):

          (i) The Administrator shall notify the Owner Trustee if the Administrator obtains actual knowledge or written notice that any withholding tax is imposed on the Trust's payments (or allocations of income) to a Certificateholder;

          (ii) the duty to cause the Note Register to be kept if the Issuer assumes the duties of Note Registrar, and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 4.02);

          (iii) causing the preparation of the Notes for execution by the Owner Trustee upon the registration of any transfer or exchange of the Notes (Sections 4.02 and 4.03);

          (iv) if requested, causing the preparation of an Issuer Order and related documents for authentication of the Notes, executing such Issuer Order on behalf of the Issuer and causing delivery of the same to the Indenture Trustee (Sections 4.02 and 4.08);

          (v) causing the preparation of Definitive Notes in accordance with the instructions of any Clearing Agency (including the preparation of any temporary notes), (Section 4.14);

          (vi) the maintenance of an office in New York, New York, for registration of transfer or exchange of Notes (Section 3.02);

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          (vii) the preparation of an Issuer Order required to appoint a Paying
     Agent, the preparation of written notice to the Indenture Trustee and the duty to cause newly appointed Paying Agents, if any, to execute and deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

          (viii) notifying the Paying Agent to pay to the Indenture Trustee all sums held in trust by the Paying Agent (Section 3.03);

          (ix) the execution of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments prepared by the Depositor and delivered to the Administrator for execution necessary to protect the Collateral (Sections 3.06);

          (x) the notification to the Owner Trustee of the Issuer's non-compliance with its negative covenants or restricted payment covenants upon actual knowledge by the Administrator of such non-compliance (Sections
     3.09 and Section 3.23);

          (xi) the furnishing of the Indenture Trustee with the names and addresses of Holders of Notes during any period when the Indenture Trustee is not the Note Registrar (Section 7.01); and

          (xii) if necessary, the mailing to the Noteholders of notices with respect to their consent to any supplemental indentures (Section 9.02);

     (b) The Administrator agrees to notify the Depositor not later than thirty
(30) days prior to the date on which the Depositor is required to deliver the annual Opinion of Counsel and Officer's Certificate on behalf of the Issuer in accordance with Section 2(vi) below.

     (c) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; PROVIDED, HOWEVER, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

     In carrying out the foregoing duties, the Administrator shall be subject to the same standard of care and have the same rights, indemnifications and immunities as the Indenture Trustee under the Indenture, including, without limitation, the right to compensation, reimbursement and indemnification.

     The Administrator in its capacity as the Certificate Registrar, and upon a request received from the Owner Trustee, shall promptly notify the Certificateholders of (i) any change in the Corporate Trust Office of the Owner Trustee, (ii) any amendment to the Trust Agreement requiring notice be given to the Certificateholder and (iii) any other notice required to be given to the Certificateholders by the Owner Trustee under the Trust Agreement.



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Section 2.        DUTIES OF THE DEPOSITOR WITH RESPECT TO THE INDENTURE.

     (a) The Depositor shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Indenture (references are to sections of the Indenture):

          (i) causing the preparation of the Notes (for execution by the Owner Trustee) upon their initial issuance and causing the preparation of an Issuer Request (for execution by the Owner Trustee) for delivery to the Indenture Trustee regarding the authentication of the Notes (Sections 2.02)

          (ii) causing the preparation of an Issuer Request and Officer's Certificate (and executing the same on behalf of the Issuer) and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral, as defined in the Indenture (Section 8.05)

          (iii) causing the preparation of Issuer Requests (and executing the same on behalf of the Issuer) and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures;

          (iv) causing the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Sections 8.01 and 10.01);

          (v) the delivery of notice to the Indenture Trustee and the Rating Agency of each Event of Default under the Indenture (Section 3.24 and 5.01);

          (vi) the annual delivery of Opinions of Counsel, in accordance with
     Section 3.07 of the Indenture, as to the Trust Estate, and the annual delivery and execution of the Officers' Certificate (Section 3.10);

          (vii) causing the preparation and execution of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto with respect to any request by the Issuer to the Indenture Trustee or the Securities Administrator to take any action under the Indenture (Sections 4.10 and 10.01);

          (viii) obtaining and preserving the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.04).

     (b) In addition to the duties of the Depositor set forth above, the Depositor shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Related Agreements. Subject to
Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Depositor shall administer, perform or supervise the



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performance of such other activities in connection with the Collateral
(including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Depositor.

Section 3. Records. The Administrator shall maintain appropriate books of account, if any, and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Depositor at any time during normal business hours.

Section 4. Compensation. The Administrator will perform the duties and provide the services called for under Section 1 above for such compensation as shall be agreed upon between the Administrator and the Depositor.

Section 5. Additional Information to be Furnished to the Issuer. The Depositor shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

Section 6. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

Section 7. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator or the Depositor, respectively, and either of the Issuer or the Owner Trustee, as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 8. Other Activities of Administrator and the Depositor. Nothing herein shall prevent the Administrator, the Depositor or their respective Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer or the Owner Trustee.

Section 9.        Term of Agreement; Resignation and Removal of Administrator.

     (a) This Agreement shall continue in force until the termination of the Trust Agreement in accordance with its terms, upon which event this Agreement shall automatically terminate.

     (b) Subject to Section 9(e) hereof, the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.

     (c) Subject to Section 9(e) hereof, the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

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     (d) Subject to Section 9(e) hereof, the Issuer may remove the Administrator immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

          (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer); or

          (ii) a court having jurisdiction in the premises shall (x) enter a decree or order for relief, which decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or (y) appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property, or (z) order the winding-up or liquidation of the Administrator's affairs; or

          (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

     The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) of this Section 9(d) shall occur, it shall give written notice thereof to the Issuer, the Depositor and the Indenture Trustee within seven days after the occurrence of such event.

     (e) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer (or the Depositor on its behalf) and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

     If a successor Administrator does not take office within 60 days after the retiring Administrator resigns or is removed, the resigning or removed Administrator or the Issuer may petition any court of competent jurisdiction for the appointment of a successor Administrator.

     (f) The appointment of any successor Administrator shall be effective only if such successor Administrator will not cause a downgrading of any class of Notes by the Rating Agency.

     (g) Subject to Sections 9(e) and 9(f), the Administrator acknowledges that upon the appointment of a successor Indenture Trustee pursuant to Section 6.08 of the Indenture, the Administrator shall immediately resign and such successor Indenture Trustee shall automatically become the Administrator under this Agreement. Any such successor Indenture Trustee shall be



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required to agree to assume the duties of the Administrator under the terms and conditions of this Agreement in its acceptance of appointment as successor Indenture Trustee.

     Section 10. Action upon Termination, Resignation or Removal of the Administrator. Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) hereof or the resignation or removal of the Administrator pursuant to Section 9(b) or (c) hereof, respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the successor Administrator all property and documents of or relating to the Collateral then in the custody of the Administrator, or if this Agreement has been terminated, to the Depositor. In the event of the resignation or removal of the Administrator pursuant to Section 9(b), (c) or (d), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

     Section 11. Notices. Any notice, report or other communication given hereunder shall be in writing, delivered by mail, overnight courier or facsimile and addressed as follows:

     (a) if to the Issuer, to:

                  American Home Mortgage Investment Trust 2003-1
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Attention: Corporate Trust Administration
                  fax: (302) 651-8882

     (b) if to the Administrator, to:

                  Deutsche Bank National Trust Company
                  1761 East St. Andrew Place
                  Santa Ana, California 92705
                  Attention:  Trust Administration - BS03A1
                  fax:  (714) 247-6285

      (c) if to the Owner Trustee, to:

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware  19890-0001
                  fax:  (302) 651-8882

      (d) if to the Depositor, to:

                  Structured Asset Mortgage Investments II Inc.
                  383 Madison Avenue

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                  New York, New York 10179
                  Attention: Legal Department - AHMIT 2003-1

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, hand delivered or faxed to the address of such party as provided above.

     Section 12. Amendments.

     (a) This Agreement may be amended from time to time by the parties hereto as specified in this Section, provided that any amendment be accompanied by the written consent of the Indenture Trustee and an Opinion of Counsel shall be furnished to the Indenture Trustee (which Opinion of Counsel shall not be at the expense of the Indenture Trustee) stating that such amendment complies with the provisions of this Section.

     (b) If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Notes are outstanding (i.e. technical in nature), it shall not be necessary to obtain the consent of any Noteholder, but the Indenture Trustee shall be furnished with an Opinion of Counsel (which opinion shall not be at the expense of the Indenture Trustee) that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Noteholder.

     (c) If the purpose of the amendment is to add or eliminate or change any provision of this Agreement, it shall not be necessary to obtain the consent of any Noteholder, but the Indenture Trustee shall be furnished, other than as contemplated in clause (b) above, with either (i) a letter from the Rating Agency confirming that such amendment will not cause the Rating Agency to qualify, downgrade or withdraw their then-current rating of the Notes or (ii) an Opinion of Counsel, from the party requesting such amendment, stating that such amendment will not materially and adversely affect any of the Noteholders .

     (d) Promptly after the execution of any such amendment, the Administrator shall furnish a copy of such amendment to each Holder, the Depositor and to the Rating Agencies.

     Section 13. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Owner Trustee and the Depositor. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Owner Trustee or the Depositor to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Depositor an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

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     Section 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND,
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 15. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

     Section 16. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute one and the same agreement.

     Section 17. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 18. Not Applicable to Deutsche Bank National Trust Company in Other Capacities. Nothing in this Agreement shall affect any obligation Deutsche Bank National Trust Company may have in any other capacity.

     Section 19. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     Section 20. Limitation of Liability of the Administrator; Indemnification. Notwithstanding anything herein to the contrary, this Agreement has been signed by Deutsche Bank National Trust Company not in its individual capacity but solely in its capacity as Administrator and in no event shall the Administrator in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. In acting as Administrator, Deutsche Bank National Trust Company shall be entitled to the same benefits, protections and rights to indemnification as are afforded to the Indenture Trustee under Section 6.07 of the Indenture.

     Section 21. Benefit of Agreement. It is expressly agreed that in performing its duties under this Agreement, the Administrator will act for the benefit of holders of the Securities as well as for the benefit of the Issuer, and that such obligations on the part of the Administrator shall be enforceable at the instance of the Indenture Trustee and the Issuer.



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     Section 22. Bankruptcy Matters. No party to this Agreement shall take any action to cause the Depositor or the Issuer to dissolve in whole or in part or file a voluntary petition or otherwise initiate proceedings to have the Depositor or the Issuer adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Depositor or the Issuer, or file a petition seeking or consenting to reorganization or relief of the Depositor or the Issuer as debtor under any applicable federal or state law relating to bankruptcy, insolvency, or other relief for debtors with respect to the Depositor or the Issuer; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Depositor or the Issuer or of all or any substantial part of the properties and assets of the Depositor or the Issuer, or cause the Issuer to make any general assignment for the benefit of creditors of the Depositor or the Issuer, or take any action in furtherance of any of the above actions.


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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                    AMERICAN HOME MORTGAGE INVESTMENT TRUST
                                    2003-1,

                                    By: Wilmington Trust Company, not in its
                                    individual capacity but solely as Owner
                                    Trustee


                                    By: /s/: Joann A. Rozell
                                       ---------------------------------------
                                         Name:  Joann A.Rozell
                                         Title: Financial Services Officer

                                    DEUTSCHE BANK NATIONAL TRUST COMPANY, as
                                    Administrator



                                    By: /s/: Barbara Campbell
                                       ---------------------------------------
                                         Name:  Barbara Campbell
                                         Title: Assistant Vice President


                                    By: /s/: Alan Sueda
                                       ---------------------------------------
                                          Name: Alan Sueda
                                          Title: Associate


                                    WILMINGTON TRUST COMPANY, as Owner Trustee



                                    By:  /s/: Joann A. Rozell
                                       ---------------------------------------
                                          Name:  Joann A. Rozell
                                          Title: Financial Services Officer


                                    STRUCTURED ASSET MORTGAGE INVESTMENTS II
                                    INC., as Depositor


                                    By:  /s/: Baron Silverstein
                                       ---------------------------------------
                                          Name:  Baron Silverstein
                                          Title: Vice President